EXHIBIT 99.1


                                     FORM OF
                              TAG-IT PACIFIC, INC.
                      STOCK AND WARRANT PURCHASE AGREEMENT

     This Stock and Warrant Purchase Agreement (this "Agreement") is made and entered into this [ ], 200_, by and between Tag-It Pacific, Inc., a Delaware corporation (the "COMPANY"), and those certain investors who are signatories hereto (each an "INVESTOR" and collectively, the "INVESTORS"). Additional persons may become parties hereto by execution of additional signature pages to this Agreement on or prior to January 9, 2002, and for purposes hereof will be included as "Investors" hereunder. In consideration of the mutual covenants and agreements hereinafter set forth, the parties to this Agreement agree as follows:

1.      PURCHASE AND SALE OF SHARES.

        1.1. On and subject to the terms and conditions of this Agreement, at the Initial Closings (defined below) each Investors severally agrees to purchase, and the Company agrees to sell and issue to each Investor:

                1.1.1. that number of shares indicated on that Investor's signature page to this Agreement as first closing shares (the "FIRST CLOSING SHARES") of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), at a purchase price of $3.00 per share, and

                1.1.2. a warrant in the Form of EXHIBIT "A" hereto (a "A WARRANT") to purchase such number of additional shares of Common Stock as set forth on that Investor's signature page to this Agreement at an adjustable exercise price commencing at $4.34 per share, and

                1.1.3. a warrant in the Form of EXHIBIT "B" hereto (a "B WARRANT") to purchase such number of additional shares of Common Stock as set forth on that Investor's signature page to this Agreement at an adjustable exercise price commencing at $4.73 per share (the A Warrants and B Warrants issuable to Investors at the Initial Closing are collectively referred to as the "FIRST CLOSING WARRANTS").

        1.2. In addition, on and subject to the terms of this Agreement, at the Second Closing (as defined below), certain of the Investors agree to purchase, and the Company agrees to sell and issue to each such Investor:

                1.2.1. that number of shares indicated on that Investor's signature page to this Agreement as "second closing shares" (referred to collectively as the "SECOND CLOSING SHARES" and, together with all First Closing Shares issuable to all Investors, the "SHARES") of the Company's Common Stock, at a purchase price of $3.00 per share, and

                1.2.2. an A Warrant to purchase such number of additional shares of Common Stock as indicated on that Investor's signature page to this Agreement at an adjustable exercise price commencing at $4.34 per share, and

                1.2.3. a B Warrant to purchase such number of additional shares of Common Stock as set forth on that Investor's signature page to this Agreement at an adjustable exercise price commencing at $4.73 per share (A Warrants and B Warrants issuable at the Second Closing are referred to collectively as the "SECOND CLOSING WARRANTS" and, together with the First Closing Warrants issuable to all Investors, the "WARRANTS") all on identical terms and conditions, except as to the expiration of the Second Closing Warrants, to the terms of the issuance and sale of the First Closing Shares and the First Closing Warrants (the "ADDITIONAL Investment").

        1.3. The Additional Investment at the Second Closing shall be subject only to the terms and conditions set forth in Section 1.4.3.

        1.4.    CLOSING.

                1.4.1. INITIAL CLOSING. The Initial Closings of the transactions set forth in SECTION 1.1 above shall take place at the offices of Akin Gump Strauss Hauer & Feld, L.L.P., 2029 Century Park East, Los Angeles, California 90067, concurrently with the execution and delivery of this Agreement in the case of the investment to be made by Harris Toibb, and at such other time and place as the Company and each other Investor mutually agrees upon, but in any event no later than January 9, 2002 with respect to any of the other of the Investors (which times and places are designated the "INITIAL CLOSING" with respect to each Investor, and collectively, as the "INITIAL CLOSINGS"). At or promptly following the Initial Closing for each Investor, the Company shall deliver to or cause its transfer agent to deliver to that Investor a share certificate registered in such Investor's name representing the Shares that such Investor is to receive from the Company at the applicable Initial Closing, the Investor Rights Agreement in the form attached as EXHIBIT "C" hereto (the "INVESTOR RIGHTS AGREEMENT") duly executed by the Company, the Stockholders Agreement in the form attached as EXHIBIT "D" hereto (the "STOCKHOLDERS AGREEMENT") duly executed by the Company, and that Investor's First Closing Warrants, against payment of the purchase price therefor by check or wire transfer and execution and delivery to the Company by the Investor of the Investor Rights Agreement and Stockholders Agreement.

                1.4.2. SECOND CLOSING. Subject to the provisions below, a second Closing (the "SECOND CLOSING"), effected in the manner set forth in SECTION 1.4.1, shall occur on such date as the Company and the Investors shall mutually agree, but no later than October 1, 2002, which shall be the date of the Second Closing in the absence of a different mutually agreed date for the Second Closing, unless the funding condition set forth in SECTION 1.4.3 below is not satisfied as of such time.

                1.4.3. SECOND CLOSING CONDITION. As of the Date of the Second Closing, (i) each of the representations and warranties of the Company set forth in Sections 2.1.1, 2.1.2, 2.1.3, 2.14, 2.1.5 and 2.1.7 shall be true and correct as of such date, (ii) each of the representations and warranties of the Company set forth in Sections 2.1.6,
                        2.1.8 and 2.1.10 shall be true and correct in all material respects as of such date provided that all references to SEC Documents shall include all reports and filings with the SEC (as defined below) through the date of the Second Closing, (iii) the representation and warranty of the Company set forth in Section 2.1.9 shall be true and correct in all material respects as of the date of the Company's then most recently filed Quarterly Report on Form 10-Q filed with the SEC, (iv) no "Material Adverse Change" (as defined below) with respect to the business of the Company shall have occurred after the date of this Agreement and be continuing, and (v) no Force Majeure Event shall have occurred after the date of this Agreement and be continuing. For purposes of


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                        this Agreement, "MATERIAL ADVERSE CHANGE" or "MATERIAL
                        ADVERSE EFFECT" means any material adverse effect on the business, financial condition or operations of the Company and its subsidiaries on a consolidated basis. For purposes of this Agreement, "FORCE MAJEURE EVENT" shall mean (i) any suspension of trading, disruption or material adverse change, or any development involving a prospective material adverse change, in or affecting the capital markets generally or any of the corporate bond, interest rate swaps or commercial mortgage backed securities markets in particular; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, NASDAQ, the American Stock Exchange or any setting of minimum prices for trading on any such exchange; (iii) any banking moratorium declared by Federal, New York or Delaware authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency, PROVIDED, HOWEVER, that this item (iv) shall not include the current military activities of the United States of America in the country of Afghanistan. If Investor disagrees with the Company's assertion that no Material Adverse Change or no Force Majeure event has occurred in the relevant period, Investor and the Company, shall immediately take the dispute to arbitration in accordance with SECTION
                        4.6 hereto ("ARBITRATION").

2.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND EACH INVESTOR.

        2.1. BY THE COMPANY. The Company hereby represents and warrants to each Investor as follows:

                2.1.1. STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own and operate its properties and assets, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement, the Warrants, Stockholders Agreement and the Investor Rights Agreement (collectively, the "TRANSACTION DOCUMENTS"). The Company is duly qualified to do business and is in good standing in California and in each other state in which a failure to be so qualified would have a material adverse effect on the Company's financial condition or its ability to own and operate its properties and assets and conduct its business in the manner now conducted.

                2.1.2. AUTHORIZATION. The Company has full legal right, power and authority to conduct its business and affairs. The Company has full legal right, power and authority to enter into and perform its obligations under the Transaction Documents, including the issuance of the Securities (as defined below). The execution and delivery of this Agreement, the execution and delivery of the other Transaction Documents, and the performance by the Company of its obligations thereunder, including the issuance of the Securities (as defined below), are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken and the Company has received all necessary governmental approvals, if any, that are required. The officer(s) executing this Agreement and all of the other Transaction Documents are duly authorized to act on behalf of the Company.

                2.1.3. VALIDITY AND BINDING EFFECT. This Agreement and the other Transaction Documents are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy,


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                        insolvency, moratorium or other similar laws affecting
                        the rights of creditors generally or the application of general equitable principles.

                2.1.4. NO CONFLICTS. Consummation of the transactions contemplated hereby and the performance of the obligations of the Company under and by virtue of the Transaction Documents, including the issuance of the Shares, the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the "SECURITIES"), do not conflict with, and will not result in any breach of, or constitute a default or trigger a lien under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, agreement or certificate of limited partnership, partnership agreement, license, franchise or any other instrument or agreement to which the Company is a party or by which the Company or its respective properties may be bound or affected or to which the Company has not obtained an effective waiver.

                2.1.5. EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject to the accuracy at each Closing of each Investor's representations in SECTION 2.2, the sale of the Shares and Warrants will not require registration under the Securities Act and/or any applicable state securities law. The issuance of the shares of Common Stock issuable by the Company upon exercise of the Warrant (the "WARRANT SHARES") shall, if and when the Warrants are exercised in accordance with their respective terms, be duly and validly issued, fully-paid and non-assessable shares of Common Stock, free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws.

                2.1.6. SEC DOCUMENTS. The Company has made available to the Investor true and complete copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and each report, proxy statement or registration statement filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act since the filing of such Annual Report through the date hereof (collectively such documents are referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor


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                        any of its subsidiaries has any material indebtedness,
                        obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents.

                2.1.7. NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf
                        (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Securities or (ii) made any offers or sales of any Security or solicited any offers to buy any Security under any circumstances that would require registration of the Securities under the Securities Act; PROVIDED, that the Company makes no representation or warranty with respect to the Investor.

                2.1.8. NO MATERIAL ADVERSE EFFECT. Since September 30, 2001, no Material Adverse Change has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

                2.1.9. NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since September 30, 2001, except as have been disclosed in filings by the Company with the SEC, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

                2.1.10. LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

        2.2. BY EACH INVESTOR. Each Investor severally, but not jointly, hereby represents and warrants to the Company as follows:

                2.2.1. AUTHORIZATION. Investor has the full legal right, power and authority to enter into and perform its obligations under the Transaction Documents. The execution and delivery of this Agreement, the execution and delivery of each Transaction Document to which the Investor is a party, and the performance by the Investor of its obligations hereunder and thereunder are within the powers of the Investor and have been duly authorized by all necessary action properly taken and the Investor has received all necessary governmental approvals, if any, that are required. The person executing this Agreement and all of the other Transaction Documents to which the Investor is a party is duly authorized to act on behalf of the Investor.


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                2.2.2.  VALIDITY AND BINDING EFFECT. This Agreement and the
                        other Transaction Documents are the legal, valid and binding obligations of Investor, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

                2.2.3.  INVESTMENT REPRESENTATIONS.

                        2.2.3.1. Investor has such knowledge and experience in
                                financial and business matters, including investments of the type represented by the Securities as to be capable of evaluating the merits of investment in the Company and can bear the economic risk of an investment in the Securities;

                        2.2.3.2. Investor is an "accredited investor" as such
                                term is defined in Rule 501 of Regulation D under the Securities Act; and

                        2.2.3.3. Investor is acquiring or, as applicable, will
                                acquire, the Securities for investment purposes only, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in contravention of the Securities Act or any state securities law, without prejudice, however, to Investor's right at all times to sell or otherwise dispose of all or any part of the Securities pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws.

                        2.2.3.4. ABSENCE OF CONFLICTS. The execution and
                                delivery of this Agreement and the other
                                Transaction Documents to with Investor is a party, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

                        2.2.3.5. DISCLOSURE; ACCESS TO INFORMATION. Investor has
                                received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed or received copies of all SEC Documents that have been requested by it.

                        2.2.3.6. TRANSFER RESTRICTIONS. Investor understands the
                                restrictions on resale and transfer of the Securities imposed upon Investor pursuant to
                                Section 3 of this Agreement, and will abide by such resale and transfer restrictions.


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                        2.2.3.7. LEGEND. Investor understands that, in addition
                                to such legends as are required by the
                                Stockholders Agreement and the Investor Rights Agreement a legend in substantially the following form will be placed on the certificates representing the Shares:


                                "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED."

3. RESTRICTIONS ON TRANSFER. Investor hereby agrees that none of the Securities shall be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of unless and until one of the following events shall have occurred:

        3.1. Such Securities are disposed of pursuant to and in conformity with an effective registration statement filed with the Commission pursuant to the Securities Act or pursuant to Rule 144 of the Commission thereunder; or

        3.2. The Company shall have received a written opinion of counsel reasonably acceptable to the Company (which may be counsel for the Company) to the effect that the proposed transfer is exempt from the registration and prospectus delivery requirements of the Securities Act.

        3.3. As a further condition to any such disposition and to the Company's obligation to register any such disposition, so long as the legend set forth above will appear on the stock certificate resulting from such transfer, the Company may require, as a condition to such transfer, that the contemplated transferee furnish the Company with an investment letter in form and substance reasonably satisfactory to the Company and its counsel.

4.      MISCELLANEOUS.

        4.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed as original but all of which together shall constitute one and the same instrument.

        4.2. SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

        4.3. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be
                (i) hand delivered, (ii) deposited in the mail, registered or certified,


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                return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or
                (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be, if to the Investors, to such addresses set forth on the signature page for such Investor and if to the Company:

                If to the Company:

                Tag-It Pacific, Inc.
                21900 Burbank Boulevard
                Woodland Hills, CA  91367
                Suite 270
                Attn:  Colin Dyne and Ronda Sallmen
                Fax Number:  (818) 444-4106

                       WITH COPIES TO:
                       --------------

                Akin, Gump, Strauss, Hauer & Feld
                2029 Century Park East, 24th Floor
                Los Angeles, CA 90067-3010
                Attn:  Murray Markiles
                Fax Number:  (310) 728-2233

                Or at such address as an Investor or permitted assignee shall have furnished to the Company in writing. The parties hereto may from time to time change their address or facsimile number for notices under this Section 4.3 by giving written notice of such changed address or facsimile number to the other parties hereto as provided in this Section 4.3.

        4.4. CONSTRUCTION AND INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, the Investor and their respective agents have participated in the preparation hereof.

        4.5. ENTIRE AGREEMENT. This Agreement and the other written agreements between the Company and Investor represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed


                                     Page 8
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                contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control.

        4.6. ARBITRATION. Any dispute or controversy arising under, out of, or in connection with or in relation to this Agreement, and any amendments thereto or the breach thereof, shall be determined and settled by arbitration to be held in County of Los Angeles, State of California, in accordance with the rules of the American Arbitration Association. Any award rendered therein shall be final and binding on each and all of the Parties and judgment may be entered thereon in any court of competent jurisdiction.

        4.7. COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party (as determined by the court or other fact-finder) will be entitled to recover from the losing party all actual costs incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom, including, without limitation, reasonable attorneys' fees and disbursements.

        4.8. CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        4.9. GOVERNING LAW. THIS AGREMEENT IS MADE AND ENTERED INTO IN THE STATE OF CALIFORNIA AND THE LAWS OF SAID STATE SHALL GOVERN THE VALIDITY AND INTERPRETATION HEREOF AND THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE DUTIES AND OBLIGATIONS HEREUNDER.


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


        IN WITNESS WHEREOF, this Agreement has been executed by the parties with the intent that it be effective as of the date first above written.


                                            TAG-IT PACIFIC, INC.
                                            a Delaware corporation

                                            By:
                                                -------------------------------
                                                   Ronda Sallmen
                                            Its:   Chief Financial Officer

                              TAG-IT PACIFIC, INC.
                      STOCK AND WARRANT PURCHASE AGREEMENT

                             INVESTOR SIGNATURE PAGE

        The undersigned Investor, by signing and returning this signature page, irrevocably commits and agrees to purchase at the Closings identified below the securities set forth above the Investor's signature hereto, subject to the terms and conditions of this Agreement. Also, by signing below, Investor agrees to be deemed a party to and bound by the Investor Rights Agreement and Stockholders Agreement, in furtherance thereof, Investor hereby constitutes and appoints Colin Dyne as Purchaser's attorney-in-fact, with full power of substitution, to sign the Investor Rights Agreement and Stockholders Agreement each in the form attached hereto on Investor's behalf.

             COMMON STOCK   A WARRANTS TO   B WARRANTS TO    AGGREGATE
             COMMON STOCK   PURCHASE        PURCHASE         PURCHASE PRICE
---------    ------------   -------------   ---------------  ---------------
FIRST
CLOSING

---------    ------------   -------------   ---------------  ---------------
SECOND
CLOSING
---------    ------------   -------------   ---------------  ---------------


                                               INVESTOR



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                                               Address:

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